 COVID-19 Business Update  April 1,2020

 Key Messages  2  First priority is the safety of our employees, customers, suppliers, stakeholders and their families  01    Our products are essential for building infrastructure used to move goods to market and facilitate the transportation needs of communities  02    Strong balance sheet, liquidity and new leadership to proactively manage through current environment  03    COVID-19 impact on our company remains fluid and we will continue to update as appropriate  04

COVID-19 Preparedness Update

- ✓ In early March, formed a **COVID-19 task force**, which continually monitors information from our sites, customers, suppliers, government agencies and other sources
- ✓ **Continue to manufacture, sell and service our products** with appropriate precautions
- ✓ **Reinforced good hygiene practices** at all facilities including frequent handwashing, social distancing and regular cleaning of surfaces, in accordance with U.S. Center of Disease Control and Prevention (CDC) and World Health Organization (WHO) guidelines to reduce health risks
- ✓ **Enacted policies to keep our employees, customers and suppliers safe** by greatly reducing travel and utilizing technology to meet virtually as business permits; leverage Microsoft Teams, VPN and Webmail
- ✓ This presentation is based on our assessment of information available to us as of the current date; please refer to the **Safe Harbor Statement** at the end of this presentation

NEW ORGANIZATIONAL STRUCTURE HAS ENHANCED COMPANY-WIDE COMMUNICATION

ASTEC INDUSTRIES, INC.
3

4  Balance Sheet and Liquidity Update  Focused on Maintaining a Strong Balance Sheet  ($M)  12/31/19  Cash and Cash Equivalents  $ 48.9  Total Current Assets  $ 506.3  Total Assets  $ 800.5  Total Current Liabilities  $ 172.8  Total Debt  $ 2.0  Total Liabilities and Equity  $ 800.5  SUMMARY BALANCE SHEET  ($M)  2/29/20  Cash and Cash Equivalents  $ 42.4  Available Credit  $ 149.9  Total Available Liquidity  $ 192.3  COMMENTARYFocused on maintaining conservative balance sheet and strong liquidity to withstand sustained periods of market uncertainty

 5  Well Positioned to Manage through Current Dynamics with Our Investment Thesis Intact  Leadership positions within attractive niche markets in industries benefitting from long-term trends including population growth, urbanization and aging infrastructure  Industry-leading reputation for innovation, high-quality products and superior customer service  Recurring, high-margin aftermarket revenue driven by a large global installed base  Financial strength to execute our strategic priorities to improve productivity and drive long-term earnings growth  Strategic transformation underway with a new organizational structure to drive profitable growth and create long-term shareholder value    01  02  03  05  04

 Safe Harbor  6  The information contained in this presentation and discussion contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the future performance of the Company, including statements about the effects on the Company from (i) restructuring initiatives, (ii) the potential sale of the GEFCO business, (iii) increases in international demand, and (iv) product demand in North America and the impacts of the coronavirus (COVID-19) on the Company’s financial condition and business operations. These forward-looking statements reflect management’s expectations and are based upon currently available information, and the Company undertakes no obligation to update or revise such statements. These statements are not guarantees of performance and are inherently subject to risks and uncertainties, many of which cannot be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those expressed in or implied by the forward-looking statements. Important factors that could cause future events or actual results to differ materially include: general uncertainty in the economy, oil, gas and liquid asphalt prices, rising steel prices, decreased funding for highway projects, the relative strength/weakness of the dollar to foreign currencies, production capacity, general business conditions in the industry, demand for the Company’s products, seasonality and cyclicality in operating results, seasonality of sales volumes or lower than expected sales volumes, lower than expected margins on custom equipment orders, competitive activity, tax rates and the impact of future legislation thereon, and those other factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2019.

   7  Contact Information  STEVE ANDERSONSVP of Administration & Director of Investor RelationsPhone: 423-553-5934Email: sanderson@astecindustries.com